UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20599

                                    FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



     Date of Report (Date of earliest event reported)      July 9, 2003
                                                       ---------------------

                   BASSETT FURNITURE INDUSTRIES, INCORPORATED
                   ------------------------------------------
             (Exact name of registrant as specified in its charter)

           VIRGINIA                        0-209                  54-0135270
-------------------------------     --------------------     -------------------
(State or other jurisdiction of    (Commission File No.)      (I.R.S. Employer
 incorporation or organization)                              Identification No.)

                 3525 FAIRYSTONE PARK HIGHWAY
                 BASSETT, VIRGINIA                                 24055
     ---------------------------------------------------------------------------
     (Address of principal executive offices)                    (Zip Code)

         Registrant's telephone number, including area code    276/629-6000
                                                            --------------------






Item 7.  Financial Statements and Exhibits.

         (c) Exhibits.

               (99) Bassett Industries Alternative Asset Fund, L.P - Financial Statements for the Years Ended December 31, 2002 and 2001 with Report of Independent Auditors

Item 9.  Regulation FD Disclosure

         The following information is being furnished pursuant to both this Item 9 and, in accordance with SEC Release No. 33-8216, Item 12 Results of Operations and Financial Condition.

         Audited financial statements of the Bassett Industries Alternative Asset Fund, L.P. attached as Exhibit 99 hereto.

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BASSETT FURNITURE INDUSTRIES, INCORPORATED

Date:  July 10, 2002               By: /s/ Barry C. Safrit
                                   --------------------------------------------
                                   Barry C. Safrit
                                   Title:   Vice President, Chief Financial
                                            Officer

                                  Exhibit Index



Exhibit No. 99           Bassett Industries Alternative Asset Fund, L.P -
                         Financial Statements for the Years Ended December 31,
                         2002 and 2001 with Report of Independent Auditors